UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): October 29, 2004

                              GLOBALNET CORPORATION
               (Exact name of registrant as specified in charter)

                              iDial Networks, Inc.
                           (Former name of registrant)



       Nevada                     000-24962                  75-2863583
(State or other jurisdiction   (Commission                 (IRS Employer
 of incorporation)              File Number)               Identification No.)


               866 NE 20th Avenue, Fort Lauderdale, Florida 33301
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (954) 736-3320

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement

Growth Enterprise Fund, S.A. Restructure

On October 20, 2004, Growth Enterprise Fund, S.A. ("GEF") and GlobalNet Corporation (the "Company") entered into a Letter Agreement whereby, subject to obtaining additional funding of at least $1,000,000 from its current debenture holders, GEF agreed to the following:

     o surrender to the Company for cancellation all of its shares of Preferred Stock of the Company held by GEF;

     o waive and irrevocably forgive the payment of all outstanding accrued but unpaid dividends on the Preferred Stock as of the date of cancellation; and

     o surrender to the Company for cancellation 3,436,000,720 shares of common stock of the Company.

As described in the following section of this report, the Company closed an additional investment, in the amount of $1,200,000, on October 29, 2004, and, as a result, GEF returned for cancellation its Preferred Stock, cancelled 3,436,000,720 shares of common stock, and waived and irrevocably forgave the payment of all outstanding accrued but unpaid dividends on the Preferred Stock as of the date of cancellation

In addition, as long as the Company has debentures outstanding from its current investors, GEF has agreed to vote its shares of common stock so that the Company will consist of five directors, of which two will not be affiliated or nominated by GEF. If GEF is unable to vote a director to the Board of Directors, then GEF will have the right to appoint at least one advisor to the Board of Directors that will be entitled to attend all meeting and receive all communications.

Secured Convertible Debenture Financing

To obtain funding for its ongoing operations, the Company closed its final investment on October 29, 2004 pursuant to the Securities Purchase Agreement (the "Securities Purchase Agreement") dated May 21, 2004 entered with New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (collectively, the "Investors"). In connection with this final investment under the Securities Purchase Agreement, the Company sold
(i) $1,200,000 in callable convertible secured notes (the "Notes") and (ii) stock purchase warrants to buy 3,600,0000 shares of the Company's common stock (the "Warrants"). In addition to completing the final tranche, all callable convertible secured notes that were previously issued pursuant to the Securities Purchase Agreement, were amended to provide for an interest rate of 12% and a conversion price of equal to the lower of (i) $0.0016 or (ii) 40% of the average of the three lowest intraday trading prices for the Company's common stock during the 20 trading days before, but not including, the conversion date.

The Notes bear interest at 12%, mature on October 28, 2008, and are convertible into our common stock, at the Investors' option, at the lower of (i) $0.0016 or
(ii) 40% of the average of the three lowest intraday trading prices for the Company's common stock during the 20 trading days before, but not including, the conversion date. The Company may prepay the Notes in the event that no event of default exists, there are a sufficient number of shares available for conversion of the Notes and the market price is at or below $.06 per share. The full principal amount of the Notes is due upon default under the terms of Notes. In addition, the Company has granted the investors a security interest in substantially all of its assets and intellectual property as well as demand registration rights.

The Warrants are exercisable until five years from the date of issuance at a purchase price of $0.02 per share. In addition, the exercise price of the Warrants is subject to adjustment in the event the Company issues common stock at a price below market.

The Investors have contractually agreed to restrict their ability to convert the Notes and exercise the Warrants and receive shares of the Company's common stock such that the number of shares of the Company's common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of the Company's common stock.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The sale of the Notes described in Item 1.01 was completed on October 29, 2004. At the closing, the company became obligated on $1,200,000 in face amount of callable convertible secured notes issued to the Investors. The Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the company.

Item 3.02      Unregistered Sales of Equity Securities

The Notes described in Item 1.01 were offered and sold to the Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the Investors is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Item 9.01      Financial Statements and Exhibits

Exhibit No.                Description

4.1 Letter Agreement dated October 20, 2004 entered by and between Growth Enterprise Fund S.A. and GlobalNet Corporation

4.2 Callable Secured Convertible Note in the name of New Millennium Capital Partners II, LLC dated October 27, 2004

4.3 Callable Secured Convertible Note in the name of AJW Qualified Partners, LLC dated October 27, 2004

4.4 Callable Secured Convertible Note in the name of AJW Offshore, Ltd. dated October 27, 2004

4.5 Callable Secured Convertible Note in the name of AJW Partners, LLC dated October 27, 2004

4.6 Stock Purchase Warrant in the name of New Millennium Capital Partners II, LLC dated October 27, 2004

4.7 Stock Purchase Warrant in the name of AJW Qualified Partners, LLC dated October 27, 2004

4.8 Stock Purchase Warrant in the name of AJW Offshore, Ltd. dated October 27, 2004

4.9            Stock  Purchase  Warrant in the name of AJW  Partners,  LLC dated
               October 27, 2004

4.10 Letter Agreement dated October 27, 2004 between GlobalNet Corporation and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    GLOBALNET CORPORATION





Date: November 1, 2004          /s/Mark Wood
                                ------------
                                   Mark Wood,
                                   Chief Executive Officer